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                             LETTER OF TRANSMITTAL

                         METROMEDIA FIBER NETWORK, INC.

                     OFFER TO EXCHANGE $650,000,000 OF ITS
                       10% SERIES B SENIOR NOTES DUE 2008
                             (THE "EXCHANGE NOTES")
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                      FOR $650,000,000 OF ITS OUTSTANDING
                       10% SERIES A SENIOR NOTES DUE 2008
                             (THE "INITIAL NOTES")
             PURSUANT TO THE PROSPECTUS, DATED              , 1999
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    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
              , 1999 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER
   MAY BE EXTENDED (THE "EXPIRATION DATE").
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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS
                       IBJ WHITEHALL BANK & TRUST COMPANY

                        BY REGISTERED OR CERTIFIED MAIL:
                       IBJ Whitehall Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                             New York, NY 10274-004

                         BY HAND OR OVERNIGHT DELIVERY:
                       IBJ Whitehall Bank & Trust Company
                                One State Street
                               New York, NY 10004

                    BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                 (212) 858-2952
                              Via Telex No: 177754

                   FOR CONFIRMATION AND/OR INFORMATION CALL:
                                 (212) 858-2176

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                           --------------------------

    List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

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
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          DESCRIPTION OF INITIAL NOTES                    (1)                  (2)                  (3)
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                                                                                             PRINCIPAL AMOUNT
                                                                                             OF INITIAL NOTES
                                                                            PRINCIPAL            TENDERED
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE           AMOUNT OF          (IF LESS THAN
           (PLEASE FILL IN, IF BLANK)                 NUMBER(S)*          INITIAL NOTES           ALL)**
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

   *  Need not be completed by book-entry holders.
  ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.
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